================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                         COMMISSION FILE NUMBER 0-27619

                              IBIZ TECHNOLOGY CORP.
             (Exact name of Registrant as specified in its charter)

           FLORIDA                                       86-0933890
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

            2238 WEST LONE CACTUS, SUITE 200, PHOENIX, ARIZONA 85027
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (623) 492-9200
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================
This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Synosphere LLC Financial Statements

      Report of Farber & Hass LLP, Independent Auditors
      Balance Sheet as of December 31, 2003
      Statements of Operations for the Years Ended December 31, 2003 and 2002
        and for the period May 2, 2001 (Date of Inception) to December 31, 2003 Statements of Members' Deficit for the Years Ended December 31, 2003 and
        2002 and for the period May 2, 2001 (Date of Inception) to December 31, 2003
      Statements of Cash Flows for the Years Ended December 31, 2003 and 2002
        and for the period May 2, 2001 (Date of Inception) to December 31, 2003 Notes to Financial Statements

(b)   Pro Forma Financial Information

      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
        January 31, 2004
      Unaudited Pro Forma Condensed Consolidated Statements of Operations for
        the Three Months Ended January 31, 2004
      Unaudited Pro Forma Condensed Consolidated Statements of Operations for
        the Year Ended October 31, 2003
      Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)   Exhibits

      23.1  Consent of Farber & Hass LLP, Independent Auditors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 5, 2004                    iBIZ Technolgy Corp.
                                        ----------------------------------------
                                        (Registrant)


                                        /s/ Ken W. Schilling
                                        ----------------------------------------
                                        Ken W. Schilling
                                        President

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                TABLE OF CONTENTS

                                                                        PAGE NO.

INDEPENDENT AUDITORS' REPORT ...........................................   2

FINANCIAL STATEMENTS

Balance Sheet...........................................................   3

Statements of Operations................................................   4

Statements of Members' Deficit..........................................   5

Statements of Cash Flows................................................  6-7

Notes to Financial Statements........................................... 8 - 11

INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Stockholders of Synosphere, LLC

We have audited the accompanying balance sheet at December 31, 2003 and the related statements of operations, members' (deficit) and cash flows of Synosphere, LLC (a development stage company) for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respect, the financial position of the Company at December 31, 2003 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Farber & Hass LLP

March 31, 2004
Camarillo, California

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2003

ASSETS

OTHER ASSETS - Patents under development                              $  63,130
                                                                      =========

LIABILITIES AND MEMBERS' (DEFICIT)

CURRENT LIABILITIES:
Bank overdraft                                                        $      21
Accrued expenses                                                         77,991
                                                                      ---------
Total current liabilities                                                78,012
                                                                      ---------

MEMBERS' DEFICIT:
Contributions                                                           103,807
Deficit accumulated during the development stage                       (118,689)
                                                                      ---------
Total members' deficit                                                  (14,882)
                                                                      ---------

TOTAL LIABILITIES AND MEMBERS' DEFICIT                                $  63,130
                                                                      =========

See accompanying notes.

--------------------------------------------------------------------------------

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
               FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND
             FOR THE PERIOD FROM MAY 2, 2001 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2003

                                                                   May 2, 2001
                                             Years Ended             (Date of
                                             December 31,          Inception) to
                                       -----------------------     December 31,
                                         2003          2002          2003
                                       ---------     ---------     ---------
REVENUE                                $       0     $       0     $       0
                                       ---------     ---------     ---------

EXPENSES:
Research and development costs            20,586        21,139        79,541
General and administrative                26,477        10,891        39,148
                                       ---------     ---------     ---------
TOTAL EXPENSES                            47,063        32,030       118,689
                                       ---------     ---------     ---------

NET LOSS FROM DEVELOPMENT
  STAGE OPERATIONS                     $ (47,063)    $ (32,030)    $(118,689)
                                       =========     =========     =========

See accompanying notes.


--------------------------------------------------------------------------------

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENTS OF MEMBERS' (DEFICIT)
             FOR THE PERIOD FROM MAY 2, 2001 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2003

MAY 2, 2001, (Date of Inception)                                       $      0

MEMBERS' CONTRIBUTIONS - Cash                                            39,689

NET LOSS                                                                (39,596)
                                                                       --------

BALANCE, DECEMBER 31, 2001                                                   93

MEMBERS' CONTRIBUTIONS:
Cash                                                                     41,909
Services                                                                    800
Patents under development                                                10,000

NET LOSS                                                                (32,030)
                                                                       --------

BALANCE, DECEMBER 31, 2002                                               20,772

MEMBERS' CONTRIBUTIONS-Cash                                              11,409

NET LOSS                                                                (47,063)
                                                                       --------

BALANCE, DECEMBER 31, 2003                                             $(14,882)
                                                                       ========

See accompanying notes.

--------------------------------------------------------------------------------

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND
             FOR THE PERIOD FROM MAY 2, 2001 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2003

                                                                      May 2, 2001
                                                 Years Ended           (Date of
                                                 December 31,         Inception) to
                                            ----------------------    December 31,
                                              2003         2002         2003
                                            ---------    ---------    ---------
CASH FLOWS FROM OPERATING
  ACTIVITIES:
Net loss                                    $ (47,063)   $ (32,030)   $(118,689)
Interests given for services                                   800          800
Changes in operating assets
  and liabilities:
  Accrued expenses                             67,598       10,393       77,991
                                            ---------    ---------    ---------
Net cash provided (used) by
  operating activities                         20,535      (20,837)     (39,898)
                                            ---------    ---------    ---------

CASH FLOWS FROM INVESTING
  ACTIVITIES - Patents under
  development                                 (32,379)     (20,751)     (53,130)
                                            ---------    ---------    ---------

CASH FLOWS FROM FINANCING
  ACTIVITIES:
Bank overdraft                                     21            0           21
Proceeds from members' contributions           11,409       41,909       93,007
                                            ---------    ---------    ---------
Net cash provided by financing
  activities                                   11,430       41,909       93,028
                                            ---------    ---------    ---------

NET (DECREASE) INCREASE IN CASH
  AND CASH EQUIVALENTS                           (414)         321            0

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                             414           93            0
                                            ---------    ---------    ---------

CAH AND CASH EQUIVALENTS
  END OF PERIOD                             $       0    $     414    $       0
                                            =========    =========    =========

                                                                     (CONTINUED)

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                      STATEMENTS OF CASH FLOWS - CONTINUED
               FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND
             FOR THE PERIOD FROM MAY 2, 2001 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2003

                                                                   May 2, 2001
                                                  Years Ended        (Date of
                                                  December 31,     Inception) to
                                                ---------------    December 31,
                                                2003       2002       2003
                                                ----       ----       ----

SUPPLEMENTAL DISCLOSURE OF
  CASH FLOW INFORMATION:
Cash paid for interest                            $0         $0         $0
Cash paid for taxes                               $0         $0         $0

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

During 2002, membership interests were issued in exchange for services valued at $800 and patent development valued at $10,000.

See accompanying notes.

--------------------------------------------------------------------------------

                                 SYNOSPHERE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF BUSINESS AND HISTORY OF COMPANY - Synosphere, LLC was organized on May 2, 2001 under the laws of the state of Texas. The Company is based in Plano, Texas and specializes in the development of innovative handheld computer technologies that expand and enhance the mobile computing experience.

      CASH AND CASH EQUIVALENTS - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

      PATENTS UNDER DEVELOPMENT - Patents under development represents the costs of developing patents that are pending approval by the U.S. government. The Company will amortize the asset over the estimated useful life of the patents once the patents are approved and the products are developed and ready for sale.

      ACCOUNTING ESTIMATES - Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

      INCOME TAXES - The Company has elected to be classified as an association taxable as a corporation. Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, "Accounting for Income Taxes". As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

      DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company estimates that the fair value of all financial instruments at December 31, 2003, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

      RECENT ACCOUNTING PRONOUNCEMENTS - In April 2002, the FASB issued 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds SFAS 4, "Reporting Gains and Losses from Extinguishment of Debt" and an amendment of that Statement, SFAS 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". The rescission of these Statements alters the financial reporting requirements from gains and losses resulting from the extinguishments of debt. These gains or losses should now be reported before extraordinary items, unless the two requirements for extraordinary items are met. This Statement also rescinds SFAS 44, "Accounting for Intangible Assets of Motor Carriers" and amends SFAS 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The provisions of this Statement related to the rescission of Statement 4 shall be applied in fiscal years beginning after May 15, 2002. Any gain or loss on extinguishments of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion 30 for classification as an extraordinary shall be reclassified. The provision of this Statement related to Statement 13 shall be effective for transactions occurring after May 15, 2002.

      In June of 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," which nullifies EITF Issue 94-3. SFAS 146 is effective for exit and disposal activities that are initiated after December 31, 2002 and requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, in contrast to the date of an entity's commitment to an exit plan, as required by EITF Issue 94-3. The Company adopted the provisions of SFAS 146 effective January 1, 2003.

      In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". This Statement amends SFAS No. 123, "Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The alternative methods of transition of SFAS 148 are effective for fiscal years ending after December 15, 2002. The Company follows APB 25 in accounting for its employee stock options. The disclosure provision of SFAS 148 is effective for years ending after December 15, 2002 and has been incorporated into these financial statements and accompanying footnotes.

      In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer of debt classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify certain financial instruments as a liability (or an asset in some circumstances) instead of equity. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted this Statement on July 1, 2003.

      The Company does not believe that any of these recent accounting pronouncements will have a material impact on their financial position or results of operations.

2.    DEVELOPMENT STAGE OPERATIONS

      As of December 31, 2003, the Company was in the development stage of operations. According to Statement of Financial Accounting Standard No. 7, a development stage company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principal activities have not commenced, or have commenced and have not yet produced significant revenue.

3.    INCOME TAXES

      Significant components of the Company's deferred tax asset are as follows:

                                                                 December 31,
                                                             --------------------
                                                               2003        2002
                                                             --------    --------
DEFERRED TAX ASSET:

Net operating loss carryforward                              $ 23,500    $ 14,200
Less valuation allowance                                      (23,500)    (14,200)
                                                             --------    --------

Net deferred tax asset                                       $      0    $      0
                                                             ========    ========

A reconciliation of the valuation allowance is as follows:

Balance, beginning of year                                   $ 14,200    $  7,900
Addition for the year                                           9,300       6,300
                                                             --------    --------

Balance, end of year                                         $ 23,500    $ 14,200
                                                             ========    ========

4.    NET OPERATING LOSS CARRYFORWARDS

      The Company has the following net operating loss carryforwards:

             Tax Year                   Amount               Expiration Date
             --------                   ------               ---------------

         December 31, 2001             $ 39,596                   2021
         December 31, 2002               31,230                   2022
         December 31, 2003               47,063                   2023
                                       --------
                                       $117,889

      Future changes in ownership may limit the ability of the Company to utilize these net operating loss carryforwards prior to their expiration.

5.    SUBSEQUENT EVENTS

      Acquisition by iBIZ Technology Corp.:

      On January 20, 2004, iBIZ Technology Corp. acquired 100% of the member interests of the Company, in exchange for 30,000,000 shares of common stock. iBIZ Technology Corp. is a leading manufacturer and distributor of accessories for personal digital assistant (PDA) and hand-held devices.

--------------------------------------------------------------------------------

                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                JANUARY 31, 2004

                                iBIZ
                              Technology
                        Corp. and Synosphere,
                             Subsidiaries        LLC        Adjustments       Proforma
                             ------------        ---        -----------       --------
ASSETS

CURRENT ASSETS:
Cash                         $   242,670      $   20,000                    $   262,670
Cash, pledged for
  letter of credit                10,000                                         10,000
Accounts receivable,
  net                             48,995                                         48,995
Inventories                       62,228                                         62,228
Prepaid expenses                 129,128                                        129,128
Advances,
  Synosphere, LLC                 20,000                     $  (20,000)(1)           0
Investment in
  Synosphere, LLC              1,200,000                     (1,200,000)(1)           0
                             -----------      ----------                    -----------
Total current assets           1,713,021          20,000                        513,021
                             -----------      ----------                    -----------

PROPERTY, PLANT
  AND EQUIPMENT,
  Net of accumulated
  depreciation                    59,851                                         59,851
                             -----------      ----------                    -----------

OTHER ASSETS:
Patents under
  development                                     63,130                         63,130
Technology and
  patents                                                     1,200,000(1)    1,200,000
Intellectual
  property rights, net            55,455                                         55,455
Note receivable, officer         373,159                                        373,159
Less allowance for
  doubtful collection           (373,159)                                      (373,159)
Deposits                           2,500                                          2,500
                             -----------      ----------                    -----------
Total other assets                57,955          63,130                      1,321,085
                             -----------      ----------                    -----------

TOTAL ASSETS                 $ 1,830,827      $   83,130                    $ 1,893,957
                             ===========      ==========                    ===========

                                                                     (Continued)

                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                   (CONTINUED)
                                JANUARY 31, 2004

                              iBIZ
                           Technology
                     Corp. and Synosphere,
                           Subsidiaries      LLC      Adjustments      Proforma
                           ------------      ---      -----------      --------
LIABILITIES AND
  STOCKHOLDERS'
  DEFICIT

CURRENT LIABILITIES:
Bank overdraft                             $     21                  $       21
Accounts payable and
  accrued expenses          $  668,052       77,991                     746,043
Advances due to iBIZ
  Technology Corp.                           20,000     $(20,000)(1)          0
Loan payable,
  Enterprise Capital AG         99,990                                   99,990
Accrued wages                  403,363                                  403,363
Accrued interest               685,195                                  685,195
Taxes payable                  218,900                                  218,900
Deferred income                  3,113                                    3,113
Convertible debentures,
  current portion            2,152,297                                2,152,297
                             ---------     --------                  ----------
Total current
  liabilities                4,230,910       98,012                   4,308,922
                             ---------     --------                  ----------

LONG-TERM
  LIABILITIES -
  Convertible
  debentures payable,
  net of current
  portion                      467,000                                  467,000
                             ---------     --------                  ----------

                                                                     (Continued)

                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                   (CONTINUED)
                                JANUARY 31, 2004

                                 iBIZ
                             Technology
                         Corp. and Synosphere,
                             Subsidiaries            LLC            Adjustments            Proforma
                           ---------------      ---------------     -----------         ---------------
STOCKHOLDERS' DEFICIT:
Preferred stock -
  authorized,
  50,000,000 shares,
  par value $.001 per
  share; issued and
  outstanding -0-                        0                                                            0
Common stock -
  authorized
                                                                                          5,000,000,000
  shares, par value
  $.001 per share;
  issued and
  outstanding
                                                                                          2,273,572,909
  shares; reserved
  for issuance of
  options,
  23,050,000 shares              2,273,573                                                    2,273,573
Common stock to be
  issued for
  Synosphere, LLC,
  30,000,000 shares              1,200,000                                                    1,200,000
Additional paid-in
  capital                       23,580,291                                                   23,580,291
Accumulated deficit            (29,920,947)                                                 (29,920,947)
Members' deficit                                        (14,882)                                (14,882)
                           ---------------      ---------------                         ---------------
Total stockholders'
  deficit                       (2,867,083)             (14,882)                             (2,881,965)
                           ---------------      ---------------                         ---------------

TOTAL LIABILITIES
  AND STOCKHOLERS'
  DEFICIT                  $     1,830,827      $        83,130                         $     1,893,957
                           ===============      ===============                         ===============

See notes to proforma consolidated financial statements (unaudited).

-----------------------------------------------------------------------

                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                 iBIZ
                             Technology
                         Corp. and Synosphere,
                             Subsidiaries             LLC           Adjustments            Proforma
                           ---------------      ---------------     -----------         ---------------
REVENUES:
Product sales              $   453,797                                                     $   453,797
Maintenance
  agreements                    31,585                                                          31,585
                           -----------             --------                                -----------
Total revenues                 485,382                                                         485,382
                           -----------             --------                                -----------

COST OF REVENUES:
Product sales                  497,275                                                         497,275
Maintenance
  agreements                    21,728                                                          21,728
                           -----------             --------                                -----------
Total cost of
  revenues                     519,003                                                         519,003
                           -----------             --------                                -----------

GROSS LOSS                     (33,621)                                                        (33,621)
                           -----------             --------                                -----------

EXPENSES:
Research,
  development costs
  and consulting
  fees                                              $  4,591          $257,000(2)              261,591
Selling, general
  and administrative         2,784,542                18,065           500,000(3)            3,302,607
                           -----------             --------                                -----------
Total expenses               2,784,542                22,656                                 3,564,198
                           -----------             --------                                -----------

OPERATING LOSS              (2,818,163)              (22,656)                               (3,597,819)
                           -----------             --------                                -----------

                                                                     (Continued)

                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                   (CONTINUED)
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                               iBIZ
                            Technology
                      Corp. and Synosphere,
                           Subsidiaries         LLC           Adjustments            Proforma
                         -------------      -------------    --------------        -------------
OTHER INCOME
  (EXPENSE):
Cancellation of debt            85,733                                                    85,733
Interest expense              (353,516)                                                 (353,516)
Interest expense -
  convertible
  debentures -
  beneficial
  conversion feature        (1,379,077)                                               (1,379,077)
Other income                     2,891                                                     2,891
                         -------------      -------------                          -------------
Other expense, net          (1,643,969)                                               (1,643,969)
                         -------------      -------------                          -------------

LOSS BEFORE INCOME
  TAXES                     (4,462,132)           (22,656)                            (5,241,788)

INCOME TAXES                        50                  0                                     50
                         -------------      -------------     -------------

NET LOSS                 $  (4,462,182)     $     (22,656)                         $  (5,241,838)
                         =============      =============                          =============

NET LOSS PER COMMON
  SHARE                  $       (0.02)                                            $       (0.02)
                         =============                                             =============

WEIGHTED AVERAGE
  NUMBER OF COMMON
  SHARES OUTSTANDING       231,553,359                           93,457,408(4)       325,010,767
                         =============                                             =============

See notes to proforma consolidated financial statements (unaudited).

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                     IBIZ TECHNOLOGIES CORP. & SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      On January 20, 2004, iBIZ Technology Corp., (the "Company"), acquired Synosphere, LLC, ("Synosphere") in exchange for 30,000,000 shares of common stock. The issuance of 30,000,000 shares of common stock was based on the aggregate purchase price of $1,200,000 and the market value of the stock at the date of acquisition ($0.04). The purchase price was allocated to technology and patents as Synosphere did not own any tangible assets and its only intangible assets were pending patents and technology.

      The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Synosphere's operations included in the Company's consolidated financial statements from the date of acquisition.

      The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at January 31, 2004 as if the acquisition occurred at January 31, 2004. Such consolidated financial position of the Company is not necessarily indicative of the consolidated financial position as it may be in the future, or as it might have been had these events been effective at January 31, 2004. The unaudited pro forma condensed consolidated statement of operations for the year ended October 31, 2003 gives effect to the consolidated results of operations as if the acquisition occurred at November 1, 2002. The unaudited pro forma condensed consolidated statement of operations for the three months ended January 31, 2004 gives effect to the consolidated results of operations as if the merger occurred at November 1, 2003. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at November 1, 2002 and 2003, respectively. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Synosphere, LLC and the related notes thereto.

      PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JANUARY 31, 2004:

      (1) Reflects preliminary purchase price allocation for the acquisition of Synosphere, LLC consisting of intangible assets and liabilities in exchange for 30 million shares of iBIZ Technology Corp. common stock and elimination of inter-company advances.


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      PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
      STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2003 AND THE THREE MONTHS ENDED JANUARY 31, 2004:

      (2) Gives effect to the contracted salaries and benefits as if the merger had occurred at November 1 for each of the periods presented.

      (3) Gives effect to contracted bonuses of $125,000 per quarter payable in common stock.

      (4) Reflects issuance of common stock for the acquisition of Synosphere, LLC and the contractual issuance of common stock for bonuses. The number of shares to be issued for the acquisition was based on the closing price on November 1 for each period. The number of shares to be issued for the quarterly bonuses was based on the average price for the quarter in each period.

      NOTE: The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed consolidated financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to intangible assets should not materially differ from the final determination.


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

                                INDEX TO EXHIBITS

Exhibit
Number    Description of Document

23.1      Consent of Farber & Hass LLP, Independent Auditors


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